                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        ENTERTAINMENT PROPERTIES TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                         ENTERTAINMENT PROPERTIES TRUST
                           30 PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


         This proxy statement provides information regarding the annual meeting of shareholders of Entertainment Properties Trust to be held at the Leawood Town Center Theatre, Leawood, Kansas, on May 17, 2000, beginning at 10:00 a.m., and at any postponement or adjournment of the meeting.

         This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 14, 2000.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the annual meeting, shareholders will vote on the election of three trustees and the ratification of the appointment of the Company's independent accountants. EPR's management will report on the performance of the Company during 1999 and respond to questions from shareholders.


WHO IS ENTITLED TO VOTE AT THE MEETING?

         Shareholders of record at the close of business on March 20, 2000, are entitled to receive notice of the annual meeting and vote their shares held on that date at the meeting. Each shareholder is entitled to one vote per share.


WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of our shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 15,015,851 shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at the meeting for the purpose of establishing a quorum.


HOW DO I VOTE?

         If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your shares will be voted as you direct. If you are a registered shareholder and attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting. "Street name" shareholders who wish to vote at the meeting must obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Trustees. The Board recommends you vote:

         -    for the election of the persons nominated as trustees

         - for the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for 2000

         If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.


HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

         The affirmative vote of a plurality of the shares voted at the meeting is required for the election of trustees. This means the two nominees in Class III and the one nominee in Class II receiving the greatest number of votes will be elected. The affirmative vote of a majority of the shares voted at the meeting is required to ratify the appointment of the independent accountants. Proxy cards marked "ABSTAIN" with respect to the appointment of the independent accountants will be counted as negative votes.


                                     ITEM 1

                              ELECTION OF TRUSTEES

         The Board of Trustees currently consists of five members and is divided into three classes having three-year terms that expire in successive years. The term of office of the trustees in Class III expires at the 2000 annual meeting. The Board of Trustees has nominated Peter C. Brown and Danley K. Sheldon to serve as Class III trustees for a term of three years and until their successors are duly elected and qualified. In addition, David M. Brain was appointed a Class II trustee by the Board of Trustees in October 1999 to fill a vacancy on the Board. In accordance with EPR's Declaration of Trust, which requires that trustees appointed by the Board be elected by shareholders at the next annual meeting, the Board of Trustees has nominated David M. Brain to serve as a Class II trustee until the 2002 annual meeting and until his successor is duly elected and qualified. Unless you withhold authority to vote for the nominees or you mark through a nominee's name on your proxy card, the shares represented by your properly executed proxy will be voted for the election of the nominees for trustee.

         Here is some information about the persons nominated for election as trustee and each trustee whose term of office will continue after the annual meeting.

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NOMINEES FOR CLASS III TRUSTEE (TO SERVE FOR A TERM  EXPIRING AT THE 2003 ANNUAL
MEETING)

--------------------------------------------------------------------------------

PETER C. BROWN                                                Trustee since 1997
Peter C. Brown, 41, has served as Chairman of our Board of Trustees since August 1997. Mr. Brown is Chairman of the Board, Chief Executive Officer and President of AMC Entertainment, Inc. ("AMCE"), the parent corporation of American Multi-Cinema, Inc. ("AMC"). He served as Co-Chairman of the Board of AMCE from May 1998 to July 1999, as Executive Vice President from August 1994 to January 1997 and as Chief Financial Officer from November 1991 to January 2000. He has served on the Board of Directors of AMCE since November 1992. AMCE is headquartered in Kansas City, Missouri and is principally engaged in the motion picture exhibition business. Mr. Brown also serves on the Board of Directors of LabOne, Inc., which provides risk appraisal laboratory services for the insurance industry, clinical testing services for the healthcare industry and substance abuse testing services for employers. Mr. Brown also serves on the Board of Directors of the Greater Kansas City Chamber of Commerce, the Board of Advisors of The University of Kansas School of Business and the Board of Trustees of Rockhurst High School. Mr. Brown is also a member of the Civic Council of Greater Kansas City. Mr. Brown is a graduate of The University of Kansas.
--------------------------------------------------------------------------------
DANLEY K. SHELDON                                                    New Nominee
Danley K. Sheldon, 41, is President and Chief Executive Officer of Ferrellgas, Inc., a New York Stock Exchange listed company and the nation's largest retail propane marketer. Before joining Ferrellgas, Mr. Sheldon was a tax manager with Arthur Andersen & Co. He received a Bachelor's in Business Administration from Iowa State University. Mr. Sheldon is a member of the Civic Council of Greater Kansas City and serves on the Board of Directors of Blue Cross/Blue Shield of Kansas City, Starlight Theatre and the Greater Kansas City Community Foundation.
--------------------------------------------------------------------------------
NOMINEE FOR CLASS II TRUSTEE (TO SERVE FOR A TERM EXPIRING AT THE 2002 ANNUAL MEETING)

--------------------------------------------------------------------------------
DAVID M. BRAIN                                        Trustee since October 1999
David M. Brain, 43, has served as President and Chief Executive Officer and a Trustee of the Company since October 1999. He served as Chief Financial Officer of the Company from 1997 to 1999 and as Chief Operating Officer from 1998 to 1999. He acted as a consultant to AMCE in the formation of the Company during July 1997. From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George K. Baum & Company, an investment banking firm headquartered in Kansas City, Missouri. Before joining George K. Baum, Mr. Brain was Managing Director of the Corporate Finance group of KPMG Peat Marwick LLP, a practice unit that he organized and managed for over 12 years. He received a Bachelor of Arts in Economics from Tulane University, where he was awarded an academic fellowship. Mr. Brain serves as a director of Capital for Entrepreneurs, Inc., a venture capital fund, the Center for Business Innovation, Inc., a not-for-profit small business incubator affiliated with The University of Missouri at Kansas City, and the Council for Entrepreneurship at The University of Missouri at Kansas City.
--------------------------------------------------------------------------------
CLASS I TRUSTEE (SERVING A TERM EXPIRING AT THE 2001 ANNUAL MEETING)

--------------------------------------------------------------------------------
SCOTT H. WARD                                                 Trustee since 1997
Scott H. Ward, 43, has served as Co-President of Russell Stover Candies, Inc. and Whitman's Candies, Inc. since 1993 and was Chief Financial Officer of Russell Stover and Whitman's from 1993 to 1997. He has served as Vice President of Castle Mountain Ranch, Inc. since 1981. Mr. Ward received a Bachelor of Science in Business from The University of Kansas and a Masters in Business Administration from The University of Texas.
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                                       3

--------------------------------------------------------------------------------
      CLASS II TRUSTEE (SERVING A TERM EXPIRING AT THE 2002 ANNUAL MEETING)

--------------------------------------------------------------------------------
ROBERT J. DRUTEN                                              Trustee since 1997
Robert J. Druten, 53, is Vice President-Administration, Chief Financial Officer and a Corporate Officer of Hallmark Cards Incorporated. Mr. Druten serves on the Board of Directors of Hallmark Cards Holdings, Ltd. and Hallmark Entertainment, Inc. Mr. Druten received a Bachelor of Arts in Economics from The University of Kansas and a Masters in Business Administration from Rockhurst College.

--------------------------------------------------------------------------------

Each nominee has consented to serve on the Board of Trustees for his respective term. If any of them should become unavailable to serve as a trustee (which is not expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

HOW ARE TRUSTEES COMPENSATED?

         Each non-employee trustee receives:

         - An annual retainer of $18,000, which is paid 50% in cash and 50% in shares. Trustees may elect to receive their entire retainer in shares.

         -    $1,000 in cash for each Board meeting they attend.

         - $1,250 in cash for each committee meeting they chair, or $750 in cash for each committee meeting they attend.

         - Market value options to purchase 3,333 shares on the date of each annual shareholders meeting.

         - Reimbursement for out-of-town travel expenses incurred in attending Board meetings.

         Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board.

         Non-employee trustees may defer some or all of their compensation into a deferred compensation plan for non-employee members of the Board. Amounts deferred under the plan are credited to a participant's account based on the number of shares he has elected to defer and the amount of any cash he has elected to defer as if the cash were converted into shares at their fair market value on the date of deferral. All payments made under the plan are made in shares equal to the number of shares allocated to the participant's account. If a participant is terminated as a trustee upon a change in control of the Company, all amounts in his account will be paid in a single payment.

         Pursuant to the Company's 1997 Share Incentive Plan, Scott H. Ward, Charles S. Paul (whose term expires at the 2000 annual meeting) and Robert J. Druten each received an option to purchase 10,000 shares on the effective date of the Company's initial public offering. Options to purchase 3,333 shares are granted to each trustee on the date of each annual meeting, with an exercise price per share equal to the closing price of EPR's shares on the annual meeting date. These options vest after one year and expire after ten years unless terminated earlier because of a trustee's termination from the Board.

HOW OFTEN DID THE BOARD MEET DURING 1999?

         The Board of Trustees met three times in 1999. Each trustee attended all of the meetings of the Board and committees on which he served. The Company's trustees discharge their responsibilities throughout the year, not only at Board of Trustee and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.


WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board of Trustees has established an Audit Committee and a Compensation Committee.

         AUDIT COMMITTEE. The Audit Committee consists of Robert J. Druten and Scott H. Ward. The Audit Committee met once in 1999. The Audit Committee assists the Board in fulfilling its responsibility for the Company's accounting and financial reporting practices and its annual audited financial statements. As part of these duties, the Audit Committee:

         - recommends the independent accounting firm to be retained each year

         - reviews the audit and non-audit activities of the independent accountants and the Company's internal accounting staff

         - reviews the scope and results of the annual audit and any auditor recommendations

         COMPENSATION COMMITTEE. The Compensation Committee consists of Robert
J. Druten and Scott H. Ward. The Compensation Committee met twice in 1999. The Compensation Committee:

         -    establishes the compensation for the Company's executive officers

         - makes recommendations to the Board of Trustees regarding the compensation and benefits of non-employee trustees

         -    approves and administers the Company's compensation programs

                                    OFFICERS

         These are the Company's executive officers other than David M. Brain, whose background is described on page 3.

--------------------------------------------------------------------------------
         FRED L. KENNON was appointed Chief Financial Officer of EPR in 1999 and has served as Vice President and Treasurer since 1998. From 1984 to 1998 he was with Payless Cashways, Inc., most recently serving as Vice President - Treasurer. Mr. Kennon graduated from Pittsburg State University in 1978 and holds a Masters in Business Administration from The University of Missouri at Kansas City.
--------------------------------------------------------------------------------
         GREGORY K. SILVERS was appointed Vice President, General Counsel and Secretary of the Company in 1998. From 1994 to 1998, he practiced with the law firm of Stinson, Mag & Fizzell, P.C. specializing in real estate law. Mr. Silvers received his J.D. in 1994 from The University of Kansas.
--------------------------------------------------------------------------------
                                       5

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table contains information on the compensation earned by the Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in 1999.

-------------------- -------- ---------------------------------------------------- --------------------------- --------------
                                              Annual Compensation                    Long Term Compensation
                              ---------------------------------------------------- ---------------------------
                                                                                            Awards
                              ------------ ----------- --------------------------- ---------------------------
                                                                                   Restricted    Securities
Name and principal                                     Other annual compensation     stock      Underlying      All other
     position          Year      Salary      Bonus                 ($)               awards    Options/SARs   compensation
                                   ($)        ($)                                     ($)           ($)           ($)
        (a)            (b)         (c)       (d) (3)               (e)                (f)           (g)           (i)
-------------------- -------- ------------ ----------- --------------------------- ----------- --------------- -------------
DAVID M. BRAIN (1)    1999     $192,000     $79,000                ---                ---           ---           ---
President and        -------- ------------ ----------- --------------------------- ----------- --------------- -------------
Chief Executive       1998     $175,000     $52,500                ---                ---           ---           ---
Officer
-------------------- -------- ------------ ----------- --------------------------- ----------- --------------- -------------
ROBERT L. HARRIS      1999     $247,500       ---                  ---                ---           ---           ---
(2)  President       -------- ------------ ----------- --------------------------- ----------- --------------- -------------
                      1998     $225,000     $112,500               ---                ---           ---           ---
-------------------- -------- ------------ ----------- --------------------------- ----------- --------------- -------------
FRED L. KENNON        1999     $120,000     $36,000               ---                 ---           ---            ---
Vice President,      -------- ------------ ----------- --------------------------- ----------- --------------- -------------
Chief Financial       1998     $110,000     $22,000               ---                 ---           ---            ---
Officer and          -------- ------------ ----------- --------------------------- ----------- --------------- -------------
Treasurer
-------------------- -------- ------------ ----------- --------------------------- ----------- --------------- -------------
GREGORY K. SILVERS    1999     $126,000     $32,000               ---                 ---           ---            ---
Vice President,      -------- ------------ ----------- --------------------------- ----------- --------------- -------------
General Counsel       1998     $120,000       ---                 ---                 ---           ---            ---
and Secretary
-------------------- -------- ------------ ----------- --------------------------- ----------- --------------- -------------

(1)  Mr. Brain was named President and Chief Executive Officer in October 1999.
(2)  Mr. Harris resigned as President in October 1999.

(3) Each officer elected to receive his bonus in shares valued at 150% of the cash bonus amount.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS
VALUES

The following table provides information on the number of shares under option to the named executive officers as of December 31, 1999.

--------------------------------------------------- -------------- -------------- ------------------ -----------------
                                                                                      NUMBER OF          VALUE OF
                                                                                     SECURITIES        UNEXERCISED
                                                                                     UNDERLYING        IN-THE-MONEY
                                                                                     UNEXERCISED        OPTIONS AT
                                                                                     OPTIONS AT           FISCAL
                                                                                   FISCAL YEAR END       YEAR END
                                                                                         (#)                ($)

                                                     SHARES
                                                   ACQUIRED ON        VALUE         EXERCISABLE/         EXERCISABLE/
                       NAME                         EXERCISE (#)   REALIZED ($)    UNEXERCISABLE        UNEXERCISABLE

                       (A)                               (B)            (C)              (D)               (E)
--------------------------------------------------- -------------- ------------- ------------------  ------------------
--------------------------------------------------- -------------- ------------- ------------------  ------------------
David M. Brain                                           ---            ---        8,000 / 12,000          ---
--------------------------------------------------- -------------- -------------- ------------------ -----------------
Fred L. Kennon                                           ---            ---        6,000 / 24,000          ---
--------------------------------------------------- -------------- -------------- ------------------ -----------------
Gregory K. Silvers                                       ---            ---          --- / 50,000          ---
--------------------------------------------------- -------------- -------------- ------------------ -----------------

                                       6

EMPLOYMENT AGREEMENTS

         Effective January 1, 2000, EPR entered into employment agreements with David M. Brain, Fred L. Kennon and Gregory K. Silvers, each for a term of three years, with automatic one-year extensions on each anniversary date. Mr. Brain's employment agreement replaces his original employment agreement entered into in 1997. The employment agreements generally provide for:

         - an annual base salary of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers, subject to any increases awarded by the Compensation Committee

         - an annual incentive bonus in an amount established by the Compensation Committee if performance criteria adopted by the Compensation Committee are attained

         - a loan to Mr. Brain of $562,500 for the purchase of 40,000 shares and loans of $281,250 to each of Mr. Kennon and Mr. Silvers for the purchase of 20,000 shares each under the Share Purchase Program. The loans are evidenced by ten-year recourse promissory notes, with principal and accrued interest payable at maturity. A portion of each officer's share purchase loan will be forgiven upon his death or permanent disability, or if he is terminated without cause or terminates his employment for good reason, as defined in the employment agreement. The entire amount of each officer's loan will be forgiven if he is terminated without cause following a hostile change in control of the Company. The officers are entitled to reimbursement for taxes on income resulting from the loan forgiveness.

         - a rolling three year term, subject to termination by the Company with or without cause

         - salary and bonus continuation following an officer's death, disability or termination without cause

         Mr. Brain is entitled to severance compensation equal to his base salary and bonus for the remainder of the three year employment period if he resigns following a change in control of the Company. Mr. Kennon and Mr. Silvers are entitled to similar severance compensation if their duties, positions or compensation are substantially diminished following a change in control.

HOW ARE THE COMPANY'S EXECUTIVE OFFICERS COMPENSATED?

         EPR has adopted various compensation programs to attract and retain executive officers, to provide incentives to maximize EPR's Funds from Operations, and to provide executive officers with an interest in the Company parallel to that of our shareholders.

         The Company's compensation programs are administered by the Compensation Committee, which is authorized to select from among EPR's eligible employees the individuals to whom awards will be granted and to establish the terms and conditions of those awards. No member of the Compensation Committee is eligible to participate in any compensation program other than as a non-employee trustee of the Company.

         ANNUAL INCENTIVE PROGRAM. The Annual Incentive Program provides for incentive bonuses to officers designated by the Compensation Committee if selected performance criteria are met. The performance criteria and the amount of the bonuses are established each year by the Compensation Committee.

         SHARE INCENTIVE PLAN. EPR encourages its executive officers to own shares in the Company. To assist officers with this goal, EPR provides officers the opportunity to acquire shares through various programs:

         - SHARE PURCHASE PROGRAM. Allows officers to purchase shares from EPR at fair market value. The shares may be subject to transfer restrictions and other conditions imposed by the Compensation Committee. The Company may provide financing for the purchase of shares by officers.

         - RESTRICTED SHARE PROGRAM. EPR may award restricted shares to officers subject to conditions adopted by the Compensation Committee. In general, restricted shares may not be sold until the restrictions expire or are removed by the Compensation Committee. Restricted shares have full voting and dividend rights from the date of issuance. All restrictions on restricted shares lapse upon a change in control of the Company.

         - SHARE OPTION PROGRAM. EPR may grant options to its officers and employees to purchase shares subject to conditions adopted by the Compensation Committee.

         A maximum of 1,500,000 shares, subject to adjustment upon significant corporate events, are reserved for issuance under the Share Incentive Program. An individual may receive options to purchase up to 750,000 shares, so long as the options do not result in share ownership in excess of EPR's 9.8% ownership limit or cause the Company to fail to qualify as a REIT for federal income tax purposes.

         The maximum number of shares which may be awarded to an employee subject to the deductibility limitation of Section 162(m) of the Internal Revenue Code is 250,000 for each twelve-month performance period (or, to the extent the award is paid in cash, the maximum dollar amount equal to the cash value of that number of shares).

                          COMPENSATION COMMITTEE REPORT

WHAT IS THE COMPANY'S EXECUTIVE COMPENSATION PHILOSOPHY?

         EPR's compensation philosophy has several key objectives:

         - create a well-balanced and competitive compensation program that utilizes the following three elements:

                  ->    base salary
                  ->    annual incentives
                  ->    share purchases, share awards and share options

         - reward executives for performance on measures designed to increase shareholder value

         - use share awards and share options to ensure that executives are focused on providing appropriate dividend levels and building shareholder value

         - create alignment between our executives and our shareholders by encouraging key executives to purchase shares.

         In determining the appropriate compensation levels for 1999, a third party consulting firm was used to compare the Company's executive compensation to a group of real estate investment trusts ("REITs") with comparable market capitalization. Several of those REITs are also included in the performance graph on page 12 of this proxy statement. EPR's compensation levels were targeted at the average for this comparison group for positions with similar job size and responsibilities.

         For 1999, the Compensation Committee used these compensation programs to meet its compensation objectives for executive officers:

         BASE SALARY. The Compensation Committee established base salaries of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers for 2000. The salary levels were intended to provide a level of compensation competitive with those of other executives performing similar functions at comparable companies and to reward EPR's executives for their efforts on behalf of the Company which led to an increase in our dividend rate in the first quarter of 2000.

         ANNUAL CASH INCENTIVE AWARDS. Under the Annual Incentive Plan, the Compensation Committee established specific annual "performance targets" for each covered executive. The performance targets were based on increases in Funds from Operations per share and other factors aimed at providing shareholders with an acceptable rate of return. Bonus awards were also based on the achievement of personal performance goals. Performance bonuses were payable in cash, restricted shares (valued at 150% of the cash bonus amount), share options (valued at 500% of the cash bonus amount) or a combination of two or more of those.

         In January 2000, the Compensation Committee awarded a performance bonus of $79,000 (35% of 1999 base salary) to Mr. Brain, $36,000 (25% of 1999 base salary) to Mr. Kennon and $32,000 (25% of 1999 base salary) to Mr. Silvers. Each of these executives elected to receive his bonus in shares valued at 150% of the cash bonus amount.

HOW WAS THE COMPANY'S PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATED?

         EPR's former President, Robert L. Harris, and its current President and Chief Executive Officer, David M. Brain, were compensated in 1999 pursuant to employment agreements entered into in 1997. In establishing the compensation of Mr. Harris and Mr. Brain, the Compensation Committee took into account the compensation of similar officers of REITs with comparable market capitalizations, the contribution of each officer to the growth of EPR and their success in realizing the performance targets discussed above.

         Mr. Harris received a base salary of $247,500 in 1999. The amount of his base salary was at the average level for executives performing comparable duties at comparable companies. Mr. Harris resigned as President in October, 1999.

         Mr. Brain received a base salary of $192,000 in 1999 and a performance bonus of $79,000 for 1999. Mr. Brain's salary and bonus were based on his service as Chief Operating Officer and Chief Financial Officer for most of 1999. He became President and Chief Executive Officer in October 1999. On January 1, 2000, Mr. Brain entered into a new employment agreement providing for an annual base salary of $325,000 and the opportunity to receive annual bonus awards. See "Employment Agreements" on page 7.


HOW IS EPR ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Section 162(m) provides for a transition period of up to approximately three years after a company goes public before the limitations fully apply.

         Although the Compensation Committee has designed the Company's executive compensation program so that compensation will be deductible under
Section 162(m), at some future time it may not be possible or practicable or in the Company's best interests to qualify an executive officer's compensation under Section 162(m). Accordingly, the Compensation Committee and the Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries.

                         By the Compensation Committee:
                                Robert J. Druten
                                  Scott H. Ward

  TRANSACTIONS BETWEEN THE COMPANY AND TRUSTEES, OFFICERS OR THEIR AFFILIATES

         Peter C. Brown, the Chairman of our Board of Trustees, is Chairman of the Board, Chief Executive Officer and President of AMCE. Sixteen of the Company's properties were acquired from AMCE or its affiliates and all of those properties are leased to AMC. Each property was acquired at a price equal to AMCE's development and construction cost. AMC paid an aggregate of $38.5 million in rent to the Company in 1999. Rental amounts for the properties were determined by the management of AMCE and the Company and were not negotiated on an arm's length basis. EPR believes the rental payments reflect the fair market value of the properties based on rates for comparable properties. Mr. Brown did not participate in negotiations over the acquisition or leasing of those properties.

         Pursuant to David M. Brain's 1997 employment agreement, EPR loaned Mr. Brain approximately $800,000 to purchase 40,000 common shares of the Company. The loan was evidenced by a full recourse five year note bearing interest at 6.1% per annum and payable in three annual installments of principal and interest on the third, fourth and fifth anniversary date of the note. In connection with Mr. Brain's new employment agreement, this note was replaced by a new 10 year note in the amount of $1,470,645, representing the $908,145 balance of the old note plus the $562,500 purchase price for 40,000 additional shares. Principal and interest at 6.24% per annum are payable at maturity.

         Pursuant to their employment agreements, Mr. Kennon and Mr. Silvers each received a loan of $281,250 to purchase 20,000 shares. Each loan is represented by a 10 year recourse note with principal and interest at 6.24% per annum payable at maturity.

                               COMPANY PERFORMANCE

         The following performance graph shows a comparison of cumulative total returns for EPR, the Standard & Poor's 500 Index, the Russell 2000 index (in which EPR is included) and an index of peer companies which are real estate investment trusts, for two fiscal years beginning January 1, 1998. The peer group index consists of Golf Trust of America, Inc., National Golf Properties, Inc., Commercial Net Lease Realty, Trinet Corporate Realty Trust, Inc., CCA Prison Realty Trust and Franchise Finance Corporation of America.

         The graph assumes that $100 was invested on January 1, 1998, in each of the Company's common shares, the Standard & Poor's 500 Index, the Russell 2000 index and the peer group index, and that all dividends were reinvested. The information presented in the performance graph is historical and is not intended to represent or guarantee future returns.


CUMULATIVE TOTAL RETURN*                        11/18/97             12/31/97           1998              1999
------------------------                                             --------           ----              ----
Entertainment Properties Trust.........          $100.00                97.78           93.55             80.79
S&P 500................................          $100.00               103.64          133.00            160.98
Russell 2000...........................          $100.00               101.31           99.05            120.21
REIT Peer Group........................          $100.00               121.76           98.52             85.06

* Cumulative Total Return assumes an initial investment of $100 and reinvestment of dividends.


                                     ITEM 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees, upon recommendation of the Audit Committee, has appointed the independent certified public accounting firm of Ernst & Young LLP as EPR's independent accountants to audit the financial statements of the Company for the year ending December 31, 2000. Ernst & Young LLP has served as our independent accountants since our initial public offering in November 1997. A representative of Ernst & Young LLP will attend the annual meeting to respond to questions.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our trustees, executive officers and holders of more than 10% of our common shares to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our shares. David M. Brain received 4,784 bonus shares and Fred L. Kennon received 2,005 bonus shares in 1999 which were reported in late Form 5 filings.

         Except as disclosed above, EPR believes that, during 1999, our trustees and executive officers complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our trustees and executive officers.

                                 SHARE OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR SHARES?

         Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

------------------------------------------- ----------------------------------- --------------------------------------
           NAME AND ADDRESS OF                     AMOUNT AND NATURE OF                   PERCENT OF SHARES
             BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP (1)                    OUTSTANDING
------------------------------------------- ----------------------------------- --------------------------------------
   Alliance Capital Management LP                     1,348,900 (2)                             9.0%
   1345 Avenue of the Americas
   New York, NY  10105
------------------------------------------- ----------------------------------- --------------------------------------
   BRT Realty Trust (3)                               1,125,000 (4)                             7.5%
   60 Cutter Mill Road
   Suite 303
   Great Neck, NY  11021
------------------------------------------- ----------------------------------- --------------------------------------
   La Salle Investment Management                      808,900 (2)                              5.4%
   100 East Pratt Street
   Baltimore, MD   21202
------------------------------------------- ----------------------------------- --------------------------------------

         (1) Based solely on disclosures made by the beneficial owners or their agents in reports on Schedule 13D or 13G filed with the Securities and Exchange Commission.

         (2)      Sole voting and investment power.

         (3) Reporting as a group (within the meaning of Section 13(d)(3) of the Exchange Act) with other persons and entities.

         (4) Various members of the group have shared voting or investment power over some or all of the shares.

HOW MANY SHARES DO OUR TRUSTEES AND EXECUTIVE OFFICERS OWN?

         This table shows as of March 31, 2000, the number of our common shares beneficially owned by trustees, nominees and executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and officers listed below.

   ------------------------------------------- -------------------------------------- ---------------------------
                                                       AMOUNT AND NATURE OF               PERCENT OF SHARES
           NAME OF BENEFICIAL OWNERS                 BENEFICIAL OWNERSHIP (1)              OUTSTANDING (1)
   ------------------------------------------- -------------------------------------- ---------------------------
          Peter C. Brown                                      12,500                             .08%
   ------------------------------------------- -------------------------------------- ---------------------------
          Danley K. Sheldon (2)                                  0                                 0%
   ------------------------------------------- -------------------------------------- ---------------------------
          Charles S. Paul (3)                                  14,741                            .09%
   ------------------------------------------- -------------------------------------- ---------------------------
          David M. Brain                                      287,120(4)                        1.91% (4)
   ------------------------------------------- -------------------------------------- ---------------------------
          Robert J. Druten                                     14,736                            .09%
   ------------------------------------------- -------------------------------------- ---------------------------
          Scott H. Ward                                        64,741                            .43%
   ------------------------------------------- -------------------------------------- ---------------------------
          Fred L. Kennon                                      116,214                            .77%
   ------------------------------------------- -------------------------------------- ---------------------------
          Gregory K. Silvers                                  103,741                            .69%
   ------------------------------------------- -------------------------------------- ---------------------------
          All trustees and executive                          613,793                           4.06%
          officers as a group (7 persons)
   ------------------------------------------- -------------------------------------- ---------------------------

         (1) Includes shares which the named individuals have the right to acquire under existing options.
         (2)  Mr. Sheldon is a new nominee to the Board.
         (3)  Mr. Paul's term as a trustee will end at the annual meeting.
         (4) Includes 20,000 shares granted under the Restricted Share Program and shares under existing options.

         The above table reports beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This means all shares over which trustees, nominees and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The persons identified in the table have sole voting and investment power over all shares described as beneficially owned by them


               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

DO I HAVE A RIGHT TO NOMINATE TRUSTEES OR MAKE PROPOSALS FOR CONSIDERATION BY THE SHAREHOLDERS?

         Yes. Our Declaration of Trust and Bylaws establish procedures which you must follow if you wish to nominate trustees or make other proposals for consideration at an annual shareholders meeting.


HOW DO I MAKE A NOMINATION?

         If you are a shareholder of record and wish to nominate someone to the Board of Trustees, you must give written notice to the Company's Secretary. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date we mailed the notice of last year's meeting. Your notice must include:

         -    your name and address

         - if your nomination is made on behalf of another beneficial shareholder, the name and address of that shareholder

         -    the name and address of your nominee(s)

         - a description of any arrangement or understanding between you and your nominee(s) with respect to the nomination

         - a description of any arrangement or understanding between you and any other persons with respect to the nomination and the names of those persons

         -    the number of shares you own beneficially and of record

         - the number of shares beneficiary owned by any persons you represent

         -    the consent of each nominee to serve if elected

HOW DO I MAKE A PROPOSAL?

         If you are a shareholder of record and wish to make a proposal to the shareholders, you must give written notice to the Company's Secretary. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date we mailed the notice of last year's meeting. Your notice must include:

         - a brief description of your proposal and your reasons for making the proposal

         -    your name and address

         -    any material interest you have in the proposal

         - if your proposal is made on behalf of another beneficial shareholder, the name and address of that shareholder and any material interest he or she has in the proposal

         -    the number of shares you own beneficially and of record

         - the number of shares beneficially owned by any persons you represent


ARE THERE ANY EXCEPTIONS TO THE DEADLINE FOR MAKING A NOMINATION OR PROPOSAL?

         Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of last year's meeting, your notice must be delivered:

         -    not earlier than 90 days prior to the meeting; and

         - not later than (a) 60 days before the meeting or (b) 10 days after the date we make our first public announcement of the meeting date, whichever is earlier

         If the Board increases the number of trustees to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of last year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the Company's Secretary not later than the close of business on the 10th day following the date of our public announcement.


                                  OTHER MATTERS

         As of the date of this proxy statement, we know of no other business that will be presented for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy will be voted in accordance with the recommendation of the Board of Trustees or the judgment of the proxy holders if no recommendation is made.

                                  MISCELLANEOUS

PROXY SOLICITATION

         The enclosed proxy is being solicited by the Board of Trustees. The Company will bear all costs of the solicitation, including the cost of preparing and mailing this proxy statement and the enclosed proxy card. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of EPR's transfer agent, will be paid by EPR.

ANNUAL REPORT

         EPR's Annual Report to Shareholders, containing financial statements for the year ended December 31, 1999, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the Annual Report as additional proxy solicitation material.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         At this time, we anticipate that the 2001 annual meeting of shareholders will be held on May 16, 2001. Shareholder proposals intended for inclusion in the proxy statement for the 2001 annual meeting must be received by the Company's Secretary at 30 Pershing Road, Suite 201, Kansas City, Missouri 64108, within the time limits described in "Submission of Shareholder Proposals and Nominations." Shareholder proposals must also comply with the proxy solicitation rules of the Securities and Exchange Commission.


                                           By the order of the Board of Trustees


                                           Gregory K. Silvers
                                           General Counsel and Secretary


April 14, 2000

                         ENTERTAINMENT PROPERTIES TRUST
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 2000
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

         As a shareholder of Entertainment Properties Trust (the "Company"), I appoint David M. Brain and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Leawood Town Center Theatre, Leawood, Kansas, on Wednesday, May 17, 2000 at ten o'clock a.m., and at any adjournment of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated below on proposals 1 and 2.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY YOU, BUT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


1.       Election of Trustees

|_|      FOR the nominees listed                              |_|   WITHHOLD AUTHORITY to vote for the
     (If you mark through a nominee's name,                               nominees
     your shares will not be voted for that nominee.)         (If you do not check this box or mark through a
                                                              nominee's name, your shares will be voted in
                                                              favor of all the nominees.)


                  PETER C. BROWN    DANLEY K. SHELDON         DAVID M. BRAIN

2. Proposal to Ratify the Appointment of Ernst & Young LLP as the Company's independent accountants for 2000.

         |_|      FOR                       |_|      AGAINST                    |_|     ABSTAIN

3. To act upon any other matters that may properly come before the meeting.

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

I revoke all proxies previously given to vote at the meeting or any adjournment of the meeting.


                                             ----------------------------------
                                                 Signature of Shareholder


                                             ----------------------------------
                                                 Signature of Shareholder

                                             Dated                      , 2000
                                                  ----------------------



                                       2